Center Coast MLP Focus Fund

A series of Investment Managers Series Trust

Supplement dated October 10, 2017 to the
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
each dated April 1, 2017.

*** IMPORTANT NOTICE REGARDING PROPOSED FUND REORGANIZATION ***

The Board of Trustees of Investment Managers Series Trust (the “Trust”) has approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Center Coast MLP Focus Fund (the “Acquired Fund”), a series of the Trust, into a newly organized series (the “Acquiring Fund”) of Brookfield Investment Funds. The reorganization of the Acquired Fund is subject to approval by its shareholders.

The Acquiring Fund will have the same investment objective and substantially similar investment strategies and policies as the Acquired Fund. The Acquiring Fund will have the same portfolio managers as the Acquired Fund. Following the reorganization, Brookfield Investment Management Inc. (“Brookfield”) will serve as the Acquiring Fund’s investment advisor and provide day-to-day portfolio management services to the Acquiring Fund. The Acquired Fund’s portfolio managers Dan Tutcher, Rob Chisholm, and Jeff Jorgensen will become employees of Brookfield, pursuant to Brookfield’s intention to acquire Center Coast Capital Advisors, LP (“Center Coast”), and will serve as the portfolio managers of the Acquiring Fund.

The Plan provides for the Acquired Fund to transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, receiving shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by the shareholders prior to the reorganization. The reorganization is not expected to result in the recognition of gain or loss by either the Acquired Fund or its shareholders for federal tax purposes. Brookfield, Liberty Street Advisors, Inc. (“Liberty Street”), the Acquired Fund’s investment advisor, certain of Liberty Street’s affiliates, and Center Coast, the Acquired Fund’s sub-advisor, have agreed to bear the costs of the Acquired Fund related to the reorganization.

The Trust will call a shareholder meeting at which shareholders of the Acquired Fund will be asked to consider and vote on the Plan. If shareholders of the Acquired Fund approve the reorganization, the reorganization is expected to take effect in February 2018.

Shareholders of the Acquired Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting and the proposed reorganization. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed reorganization.

Please file this Supplement with your records.